Exhibit 10.24.1

FIRST AMENDMENT
TO
SERVICES AGREEMENT

THIS FIRST AMENDMENT TO SERVICES AGREEMENT (this “Amendment”) is made and entered into as of November 30, 2007, by and between Immediatek, Inc., a Nevada corporation (together with its successors, “Immediatek”), and Radical Incubation LP, a Delaware limited partnership (together with its successors, “Incubation LP”). Each initially capitalized term used but not otherwise defined herein shall have the meanings assigned to it in the Services Agreement (hereinafter defined).

RECITALS:

WHEREAS, Immediatek and Incubation LP are parties to that certain Services Agreement, dated as of September 1, 2007 (the “Services Agreement”); and

WHEREAS, Immediatek and Incubation LP desire to amend the Services Agreement to the extent provided in this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to the Services Agreement.

(a) Section 2 of the Services Agreement is hereby deleted in its entirety and replaced with the following:

“2. Term. The term (the “Term”) of this Agreement shall continue until December 31, 2007.”

(b) Section 3 of the Services Agreement is hereby deleted in its entirety and replaced with the following:

“3. Compensation. As compensation for the services provided to Immediatek by Incubation LP under this Agreement, Immediatek hereby agrees to pay monthly to Incubation LP the sum of the Monthly Personnel Amounts (hereinafter defined), which in no case shall exceed $53,000 in the aggregate in any given month (the “Monthly Fee”). For purposes of this Agreement, “Monthly Personnel Amount” shall mean for each person providing services hereunder during said particular calendar month, the product of (i) the sum of said person’s then current monthly salary and the monthly cost of his or her medical benefits and (ii) the percentage of said person’s total working time that he or she expended providing services hereunder. The Monthly Fee shall be due and payable within ten (10) days of the last day of each calendar month (each a “Payment Date”), commencing with the first Payment Date following the date first written above.”

2. Miscellaneous.

(a) Effect of Amendment. Immediatek and Incubation LP hereby agree and acknowledge that, except as expressly provided in this Amendment, the Services Agreement remains in full force and effect and has not been modified or amended in any respect, it being the intention of Immediatek and Incubation LP that this Amendment and the Services Agreement be read, construed and interpreted as one and the same instrument. To the extent that any conflict exists between this Amendment and the Services Agreement, the terms of this Amendment shall control and govern.

(b) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Amendment or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, Immediatek and Incubation LP have executed this Amendment as of the day and year first above written.

Immediatek:	IMMEDIATEK, INC.,
a Nevada corporation

	By:	/s/ DARIN DIVINIA

	Name:	Darin Divinia
	Title:	President & Chief Executive Officer

Incubation LP:	RADICAL INCUBATION LP,
a Delaware limited partnership

	By:	Radical Incubation Management LLC,
a Delaware limited liability company,
its general partner

		By:	/s/ MARTIN WOODALL

		Name: Title:	Martin Woodall Vice President

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